R&G Financial Corporation "RGF"/NYSE Listed Investor Presentation Quarter Ended September 30, 2003

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Company Overview Ticker / Exchange RGF / NYSE Shares Outstanding 14,373,056 Class A 19,670,888 Class B Market Cap $1.1 Billion Current price per share / PE $32 / 9.6 times (vs. 16.3 average PR institutions) EPS - 3Q '03 / Trailing 12 mo. $.89 / $3.11 Book value per share / Price to Book $15.04 / 2.13 times (vs. 2.8 average PR institutions) Analyst consensus (First Call) 2003 - $3.32 2004 - $3.61 Analyst coverage UBS Warburg Keefe, Bruyette & Woods Sandler O'Neill & Partners Friedman, Billings, Ramsey Santander Securities

Company Overview (continued) Retail Banking Mortgage Banking Securities Brokerage Insurance Brokerage Assets: $7.8bn Loans: $3.8bn Deposits: $3.4bn Servicing Portfolio: $10.9bn 31 branches in PR 15 branches in FL 36 branches in PR 8 branches in PR 6 offices in NY, NC and FL

Management Depth Joseph Sandoval EVP and CFO Victor Galan Chairman and CEO Ramon Prats Vice Chairman and President Felipe Franco SVP Consumer Lending Victor Irizarry SVP and CLO Ivan Velez SVP Operations Mario Ruiz EVP Pedro Diaz SVP Commercial Lending Carlos Mantaras SVP Branch Administration Francisco Cortez SVP Loan Servicing Victor Galan VP Loan Production Steven Velez EVP Rafael Delgado VP Loan Production Ricardo Agudo VP New Housing Rennissa Gutierrez VP Marketing Ricky Calzada SVP Residential Lending John Koegel President Joannie Vincent SVP Branch Administration Guy Michel SVP Commercial Lending Cathy Jackson SVP Construction Lending Michael McHugh President Continental Capital Ramiro Colon President Jean Francois-Dumazet President

Puerto Rico: Residential Market Historical strong new housing construction despite economic cycle or interest rate environment Persistent housing shortage of 100,000 units 5-8% historical real estate appreciation per annum Government-sponsored affordable housing programs 75% home ownership (vs 67% in the continental US) Estimated 40% of residential mortgages are FHA/VA guaranteed (vs 12% in the continental US) Average loan charge-off rates and actual foreclosures below those in the continental US Refinancings normally represent a higher proportion of mortgage originations than in the continental US

Florida: Residential Market Strong residential market in Florida footprint, with new permits for more than 50,000 residential units annually recently Historical strong real estate values (including land appreciation) Best market in the continental US for us to establish a niche in residential and construction lending, to replicate our successful operation in Puerto Rico Integration of our mortgage banking operations in New York and Puerto Rico by opening mortgage centers in our 15 banking branches in Florida Two new mortgage branches already opened (Orlando and Daytona) in addition to mortgage centers Strong economy, self-sustained by services, tourism and entertainment, combined with a favorable climate Unemployment below national average

Florida: Residential Market (continued) Favorable migration into Central Florida, with population growth exceeding the national average Strong presence of Hispanics (particularly Puerto Rican), providing cross-selling opportunities for residential lending with other financial services. About 20% Hispanic (mostly Puerto Rican) population among residents within Central Florida branches Strong management talent available in mortgage banking, residential lending and construction $3 billion servicing portfolio provides refinancing opportunities through our telemarketing centers located in Orlando, New York and Puerto Rico More than $100 million of new construction projects approved since acquisition of R&G Crown Bank Assets expected to grow to about $1.2 billion by the end of 2003; currently $1.1 billion

Business Strategy Real Estate Focus Preserve our low credit-risk lending profile Maintain high profitability through all interest rate and credit cycles Puerto Rico Grow share of residential mortgage market (currently, 20-25%) Expand retail banking franchise (currently No. 6), growing core deposits Emphasize growth in residential construction and CRE lending Grow fee income from banking, and securities and insurance brokerage operations United States Ultimate goal - successful expansion of R-G Crown Bank to similar size of Puerto Rico banking subsidiary Focus on controlled growth through future openings of branches in Central Florida and loan production centers along eastern coast of continental US Expand operations through selective and attractively-priced acquisitions

Operating Revenues Mtg. Banking 1999 Total: $126mm 2002 Total: $286mm Banking revenue contribution has increased in recent years 2101481N.xls*Op Revenues?Chart 1025 2101481N.xls*Op Revenues (2)?Chart 1

Profit Before Taxes Mtg. Banking 1999 Total: $54mm 2002 Total: $123mm Banking contribution to profit before taxes has increased significantly 2101481N.xls*pre tax?Chart 1 2101481N.xls*pre tax?Chart 2

ROACE and ROAA 2101481N.xls*average assets?Chart 2 2101481N.xls*average assets?Chart 2

Net Interest Margin 2101481N.xls*netinterestmargi n?Chart 1 2101481N.xls*netinterestmargin ?Chart 1

Earnings Per Share 2.43 1.81 2.49 1.85 1.30 1.28 1.12 0.00 0.40 0.80 1.20 1.60 2.00 2.40 2.80 1998 1999 2000 2001 2002 Q3 2002 Q3 2003 ($) 2101481N.xls*Earnings Per Share?Chart 1

Total Assets CAGR = 32.7% 2101481N.xls*Total Assets ?Chart 1028

Loan Composition September 2003 Total: $3,754mm December 2002 Total: $2,760mm Residential Mortgage Commercial Real Estate Construction and Land Secured Consumer Commercial Unsecured Consumer 2101481N.xls*Avg. Yield?Chart 1 2101481N.xls*Avg. Yield?Chart 2 2101481N.xls*Avg. Yield?Chart 1

Asset Quality 2101481N.xls*assets total_assets?Chart 3

NPLs Composition September 2003 Total: $88mm 2061062N.xls*npl?Chart 3 2061062N.xls*npl?Chart 1 Commercial Real Estate Consumer 2061062N.xls*npl?Chart 12 December 2002 Total: $78mm 2101481N.xls*npl?Chart 3 2101481N.xls*npl?Chart 1

LLRs/Total Loans 2101481N.xls*LLRs Total Loans?Chart 1

Total Deposits R-G Crown Bank added $621 million low-cost deposits in 2002 CAGR = 29.5% 2101481N.xls*deposits?Chart 1

Loan vs Deposit Growth 2101481N.xls*LvsDep?Chart 1 2101481N.xls*LvsDep?Chart 1 2101481N.xls*LvsDep?Chart 1

Deposit Composition 2061062N.xls*Deposit ?Chart 2 Jumbo CDs Retail CDs NOW & Other Demand Savings & MMDA September 2003 Total: $3,432mm December 2002 Total: $2,802mm 2101481N.xls*Deposit ?Chart 2 2101481N.xls*Deposit ?Chart 4

140 334 404 556 739 535 933 1,286 1,643 1,325 1,917 2,204 1,527 2,443 0 500 1,000 1,500 2,000 2,500 3,000 3,500 1998 1999 2000 2001 2002 Q3 2002 Q3 2003 ($mm) Non-Residential Residential 1,426 1,977 1,729 2,473 2,943 2,062 3,376 Loan Originations 2101481N.xls*Total Loan Prod.?Chart 1 CAGR = 27.4% 2101481n.xls*Total Loan Prod.?Chart 1 2101481N.xls*Total Loan Prod.?Chart 1

Servicing Portfolio R-G Crown Bank added $2.6 billion servicing portfolio in 2002 CAGR = 27.4% 2101481N.xls*Servicing Portfolio?Chart 1

Investment Highlights Strong profitability through various interest rate and credit cycles Diversification of income stream Low credit-risk lending profile Market leadership in Puerto Rico 2nd largest residential mortgage lender, with 20-25% market share 4th largest commercial lender (6th largest bank by assets) Tax-advantaged status as Puerto Rico bank R-G International Bank Significant growth opportunities Majority of our Chairman and CEO's net worth tied to R&G 42.2% ownership

Investment Highlights R&G Financial-5-Year Relative Price Performance Source: FactSet 2101481N.xls*RG Financial Price Perf?Chart 2